Exhibit 10(cc)

Amendment No. 2

Subordinated Indemnity Agreement

This Amendment (“Amendment”) is entered into as of June 12, 2002 among Six Flags Operations Inc. (as successor to Six Flags Entertainment Corporation), Six Flags Theme Parks Inc., SFOG II, Inc., SFT Holdings, Inc., Time Warner Inc., Time Warner Entertainment Company, L.P., TW-SPV Co., Six Flags, Inc. (as successor to Premier Parks Inc.) and GP Holdings Inc. and amends in certain respects the Subordinated Indemnity Agreement dated as of April 1, 1998 among the parties (or their predecessors in interest), as amended by Amendment No. 1 to Subordinated Indemnity Agreement dated as of November 5, 1999 (as so amended by such Amendment No. 1, the “Original Agreement”).

The parties intending to be legally bound agree as follows:

1.             Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2.             The second sentence of Section 6.1.2 of the Original Agreement is amended in its entirety to read as follows:

“Except as provided in the following sentence, SFEC and its Subsidiaries shall not incur or suffer to exist any Indebtedness if such Indebtedness is: (a) guaranteed by any Person (other than SFEC and its Subsidiaries) or (b) secured by a Lien upon or in assets owned by such guaranteeing Person (other than SFEC and its Subsidiaries).  Notwithstanding the foregoing, however, SFEC and its Subsidiaries may incur or suffer to exist Indebtedness that is guaranteed by, and/or secured by a Lien on the assets of Holdco (x) the proceeds of which are sued sole to effect the Covenant Defeasance or otherwise repay or repurchase the Zero Coupon Notes and (y) in a principal amount outstanding at any time not exceeding $1.35 billion, under an Amended and Restated Credit Agreement, a draft of which has been provided to TWX, to be entered into by Holdco, SFTP and the other parties named therein, as the same may be amended, modified, supplemented or restated from time to time and under any other agreements governing Indebtedness not exceeding $1.35 billion, the proceeds of which are used to repay, replace or refinance such Indebtedness or any other Indebtedness not exceeding $1.35 billion that has been replaced, repaid or refinanced the same, as any such other agreements may be amended, modified, supplemented or restated.”

3.             Holdco represents and warrants that it is a holding company and conducts all of its business operations through its Subsidiaries.

4.             Six Flags Operations Inc. hereby represents and warrants (i) that, prior to and after giving effect to the Credit Agreement referred to above, its Net Worth is in excess of the Minimum Net Worth and (ii) that it and each of its affiliates that are parties to, or otherwise bound by the terms of, the Original Agreement are in compliance with terms, provisions, conditions and covenants of the Original Agreement and any other agreement delivered in connection therewith to which any such party is bound.

5.             Except as expressly amended herein, the Original Agreement shall remain in full force and effect.

6.             This Amendment may be signed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the day and year first above written.

Six Flags, Inc., as successor in interest to
Premier Parks Inc.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

GP Holdings Inc.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

Time Warner Inc.

By:	/s/ Spencer B. Hays
Spencer B. Hays
Senior Vice President

Time Warner Entertainment
Company, L.P.

By:	/s/ Spencer B. Hays
Spencer B. Hays
Senior Vice President

TW-SPV Co.

By:	/s/ Spencer B. Hays
Spencer B. Hays
Vice President and Secretary

Six Flags Operations Inc., as successor in interest to Six Flags Entertainment Corporation

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

Six Flags Theme Parks Inc.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

SFOG II, Inc.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

SFT Holdings, Inc.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

Assumption Agreement

WHEREAS, Six Flags Operations Inc., as successor by merger to Six Flags Entertainment Corporation (“SFO”) is a party to a Subordinated Indemnity Agreement dated as of April 1, 1998 as amended (the “Agreement”) among SFO, Six Flags, Inc. (formerly Premier Parks Inc.), Time Warner Inc. and certain other parties.

WHEREAS, pursuant to Section 6.1.6 of the Agreement, SFO is required to cause the SFEC Subsidiaries (as defined in the Agreement) to become parties to the Agreement.

NOW, THEREFORE, PPO hereby agrees as follows:

1.             By its execution hereof, the following subsidiaries of SFO who are not party to this Agreement, agree to become parties thereto and bound by all of the terms and provisions thereof applicable to SFEC Subsidiaries.

IN WITNESS WHEREOF, SFO and its subsidiaries named below have executed this Assumption Agreement as of June 12, 2002.

SIX FLAGS OPERATIONS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
Vice President and General Counsel

ENCHANTED PARKS, INC.
SFTP INC.
SF PARTNERSHIP
By: Six Flags Theme Parks Inc. and SFTP Inc., its General Partners
SFTP SAN ANTONIO GP, INC.
SIX FLAGS SAN ANTONIO, L.P.
By: SFTP San Antonio GP, Inc., its General Partner
SFTP SAN ANTONIO, INC.
SAN ANTONIO PARK GP, LLC
SAN ANTONIO THEME PARK, L.P.
By: San Antonio Park GP, LLC, its General Partner
SFTP SAN ANTONIO II, INC.
FIESTA TEXAS, INC.
FLAGS BEVERAGES, INC.
FIESTA TEXAS HOSPITALITY LLC
SF SPLASHTOWN GP INC.
SF SPLASHTOWN INC.
SIX FLAGS SPLASHTOWN L.P.,
By: SF Splashtown GP Inc., its General Partner
ASTROWORLD LP LLC
ASTROWORLD GP LLC

ASTROWORLD LP,
By: AstroWorld GP LLC, its General Partner
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
HURRICANE HARBOR LP
By: Hurricane Harbor GP, LLC, its General Partner
SIX FLAGS EVENTS HOLDING CORP.
SIX FLAGS EVENTS INC.
SIX FLAGS EVENTS, L.P.,
By: Six Flags Events Inc., its General Partner
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS SERVICES OF MISSOURI, INC.
SIX FLAGS SERVICES OF TEXAS, INC.

By:	/s/ James M. Coughlin
James M. Coughlin
Vice President and General Counsel